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[MILLER. ELLIN & COMPANY LETTERHEAD]


                                                 INTERNATIONAL PLAZA
                                 750 LEXINGTON AVENUE. NEW YORK. N.Y. 10022-1200
                                                        ----
                                                    (212) 760-9100
                                                        ----
                                                  FAX (212) 760-2727


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the inclusion in the Prospectus constituting part of this Registration Statement in Post-Effective Amendment No. 4 to Form S-2 of Micro Bio-Medics, Inc. ("Micro") of our report dated January 31, 1996, relating to the 1995 financial statements and supplemental schedule of Micro and to the reference to our firm under the heading "Experts."


                                                     /s/ Miller, Ellin & Company
                                                         MILLER, ELLIN & COMPANY


March 25, 1996